SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934




Date of the Report:   June 20, 1994     Commission file number 1-5805

                     CHEMICAL BANKING CORPORATION
        (Exact name of registrant as specified in its charter)








          Delaware                            13-2624428
(State or other jurisdiction        (I.R.S. Employer
     of incorporation)             Identification No.)




  270 Park Avenue, New York, New York          10017-2070
   (Address of principal executive offices)         (Zip Code)




  Registrant's telephone number, including area code (212) 270-6000

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Items 5.  Other Events

     On June 16, 1994, Chemical Bank, National Association announced today that its wholly-owned subsidiary is extending its tender offer for the common stock and preferred stock of Margaretten Financial Corporation until 12:00 midnight, New York City time, on Thursday, June 30, 1994.

A copy of the Company's press release dated June 16, 1994 is incorporated herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Report:

Exhibit Number                    Description

28A                               Press Release dated June 16, 1994

                              SIGNATURE




              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CHEMICAL BANKING CORPORATION
                                         (Registrant)



Dated: June 20, 1994              By    /s/ John B. Wynne
                                         John B. Wynne
                                         Secretary

                            EXHIBIT INDEX



Exhibit Number                    Description

  28A                        Press Release dated June 16, 1994